UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 21, 2010

COVIDIEN PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-33259	98-0624794
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Lower Hatch Street

Dublin 2, Ireland

(Address of principal executive offices, including Zip Code)

+353 (1) 438-1700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

The disclosure under Item 8.01 below regarding the Sixth Supplemental Indenture is incorporated under this Item 1.01 by reference.

Item 8.01	Other Events

Pricing of Note Offering

On June 21, 2010, Covidien International Finance S.A. (“CIFSA”), Covidien Ltd. and Covidien public limited company (“Covidien plc” and together with Covidien Ltd., the “Guarantors”) entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. Incorporated, Barclays Capital Inc., and Goldman, Sachs & Co., as representatives of the several underwriters named in Schedule II to the Underwriting Agreement (collectively, the “Underwriters”), pursuant to which CIFSA agreed to sell, and the Underwriters agreed to purchase, upon the terms and subject to the conditions set forth therein, $500 million aggregate principal amount of 1.875% notes due 2013 (the “2013 Notes”), $400 million aggregate principal amount of 2.80% notes due 2015 (the “2015 Notes”), and $600 million aggregate principal amount of 4.20% notes due 2020 (the “2020 Notes” and, together with the 2013 Notes and 2015 Notes, the “Notes”). The Notes are fully and unconditionally guaranteed by each of the Guarantors (the “Guarantees”). A copy of the Underwriting Agreement is filed as Exhibit 1.1 hereto and incorporated herein by reference.

On June 21, 2010, Covidien plc issued a press release regarding the pricing of the Note offering. A copy of the press release is filed as Exhibit 99.2 hereto and incorporated herein by reference.

The Notes and Guarantees were registered on a Registration Statement on Form S-3 filed by CIFSA, Covidien Ltd. and Covidien plc under the Securities Act of 1933 (Registration Statement Nos. 333-167638, 333-167638-01 and 333-167638-02, respectively), including a base prospectus (the “Registration Statement”), as supplemented by a preliminary prospectus supplement and a final prospectus supplement, each filed with the SEC on June 21, 2010. This Current Report on Form 8-K is incorporated by reference into the Registration Statement.

Closing of Note Offering

On June 28, 2010, CIFSA completed the issuance and sale of the Notes. The net proceeds to CIFSA from the issuance and sale of the Notes are $1.489 billion after deducting underwriting discounts and commissions and offering expenses. The Notes and the Guarantees were issued pursuant to an indenture, dated as of October 22, 2007 (the “Base Indenture”), as supplemented by a sixth supplemental indenture dated June 28, 2010 (the “Sixth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”) among CIFSA, Covidien Ltd., Covidien plc, and Deutsche Bank Trust Company Americas, as trustee.

At its option, CIFSA may redeem the Notes in whole or in part at any time at a redemption price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed or (ii) as determined by the Quotation Agent (as defined in the Sixth Supplemental Indenture) and delivered to the trustee, the sum of the present values of the remaining scheduled payments of principal and interest thereon due on any date after the redemption date (excluding the portion of interest that will be accrued and unpaid to and including the redemption date) discounted from their scheduled date of payment to the redemption date (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Redemption Treasury Rate (as defined in the Sixth Supplemental Indenture) plus 10 basis points in the case of the 2013 Notes, 12 basis points in the case of the 2015 Notes and 15 basis points in the case of the 2020 Notes, plus, in either case, accrued and unpaid interest, if any, to the redemption date. If CIFSA experiences certain kinds of change of control specified in the Sixth Supplemental Indenture, it may be required to offer to repurchase the Notes from the holders thereof at a purchase price equal to 101% of their principal amount, plus accrued and unpaid interest. The terms of the Notes are set out in detail in the Indenture. A copy of the Sixth Supplemental Indenture is filed as Exhibit 4.1 hereto and incorporated herein by reference.

Proceeds from Note Offering to be Used for Acquisition of ev3 Inc.

Covidien plc intends to use the net proceeds from the issuance and sale of the Notes to finance a portion of the proposed acquisition of ev3 Inc., a Delaware corporation (“ev3”). As disclosed in Covidien plc’s Current Report on Form 8-K filed on June 1, 2010, Covidien plc’s indirect wholly-owned subsidiary, Covidien Group S.a.r.l., a Luxembourg company (“Covidien Group”), and Covidien Group’s wholly-owned subsidiary, COV Delaware Corporation, a Delaware corporation (“COV”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with ev3. Pursuant to the Merger Agreement, on June 11, 2010, Covidien Group and COV commenced a tender offer (the “Offer”) to purchase all of the issued and outstanding shares of ev3 common stock at a purchase price of $22.50 per share in cash and following the consummation of such tender offer intend to merge COV with and into ev3. If the Offer is successful, the total purchase price will be approximately $2.6 billion, net of cash acquired. The ev3 acquisition is expected to be completed by July 31, 2010, and is subject to various closing conditions.

Escrow Arrangement for Proceeds from Note Offering

In connection with the issuance and sale of the Notes, CIFSA entered into an escrow agreement (the “Escrow Agreement”) with Deutsche Bank Trust Company Americas (“DBTCA”) as escrow agent (the “Escrow Agent”) and DBTCA as trustee, pursuant to which CIFSA deposited with the Escrow Agent $1.498 billion, the net proceeds of this offering, into an escrow account. Pursuant to the Escrow Agreement, if Covidien Group does not consummate the ev3 acquisition prior to 5:00 p.m. (New York City time) on December 31, 2010, or if Covidien Group terminates the Merger Agreement or abandons the ev3 acquisition at any time before such time, CIFSA must redeem the Notes at a redemption price equal to 101% of the aggregate principal amount of the notes, plus accrued and unpaid interest to the redemption date. A copy of the Escrow Agreement is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

1.1	Underwriting Agreement dated as of June 21, 2010 by and among CIFSA, as issuer, Covidien Ltd., as guarantor, and Covidien plc, as guarantor, and Morgan Stanley & Co. Incorporated, Barclays Capital Inc., and Goldman, Sachs & Co. as representatives of the several underwriters named in Schedule II thereto.

4.1	Sixth Supplemental Indenture dated as of June 28, 2010 among CIFSA, Covidien Ltd., Covidien plc, and Deutsche Bank Trust Company Americas, as trustee.

5.1	Opinion of Ropes & Gray LLP as to the validity of the Notes issued by CIFSA and the Guarantees issued by Covidien Ltd. and Covidien plc.

5.2	Opinion of Allen & Overy, Luxembourg as to the validity of the Notes issued by CIFSA.

5.3	Opinion of Appleby, Bermuda as to the validity of the Guarantees issued by Covidien Ltd.

5.4	Opinion of Arthur Cox, Ireland as to the validity of the Guarantees issued by Covidien plc.

99.1	Escrow Agreement dated as of June 28, 2010 by and between CIFSA, Deutsche Bank Trust Company Americas, as escrow agent and Deutsche Bank Trust Company Americas, as trustee.

99.2	Press Release of Covidien plc dated June 21, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVIDIEN PUBLIC LIMITED COMPANY

By:	/S/ JOHN W. KAPPLES
Name:	John W. Kapples
Title:	Vice President and Secretary

Date: June 28, 2010

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement dated as of June 21, 2010 by and among CIFSA, as issuer, Covidien Ltd., as guarantor, and Covidien plc, as guarantor, and Morgan Stanley & Co. Incorporated, Barclays Capital Inc., and Goldman, Sachs & Co. as representatives of the several underwriters named in Schedule II thereto.

4.1	Sixth Supplemental Indenture dated as of June 28, 2010 among CIFSA, Covidien Ltd., Covidien plc, and Deutsche Bank Trust Company Americas, as trustee.

5.1	Opinion of Ropes & Gray LLP as to the validity of the Notes issued by CIFSA and the Guarantees issued by Covidien Ltd. and Covidien plc.

5.2	Opinion of Allen & Overy, Luxembourg as to the validity of the Notes issued by CIFSA.

5.3	Opinion of Appleby, Bermuda as to the validity of the Guarantees issued by Covidien Ltd.

5.4	Opinion of Arthur Cox, Ireland as to the validity of the Guarantees issued by Covidien plc.

99.1	Escrow Agreement dated as of June 28, 2010 by and between CIFSA, Deutsche Bank Trust Company Americas, as escrow agent and Deutsche Bank Trust Company Americas, as trustee.

99.2	Press Release of Covidien plc dated June 21, 2010.